EXHIBIT 10.33
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[***]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
April 23, 2008
Directed Electronics Inc.
1 Viper Way
Vista, CA 92081
Facsimile No. (760) 599-1389
Attention: Jim Minarik, President and CEO
Letter Agreement re: Existing Contractual Obligations
Dear Jim:
     Reference is made to the Universal NFF Products Processing Letter Agreement, dated November 2, 2007 (the “NFF Letter Agreement”), and the Manufacturing and Distribution Agreement, dated April 7, 2005 (as amended on July 17, 2007 and November 8, 2007, the “Agreement”), each entered into between Sirius Satellite Radio Inc. (“Sirius”) and Directed Electronics Inc. (“Directed”). Capitalized terms used but not defined herein shall have the meanings set forth in: (a) the NFF Letter Agreement, when used in the context of discussing the NFF Letter Agreement and (b) the Agreement, when used in the context of discussing the Agreement.
     Effective as of the date first written above, Sirius and Directed desire to clarify, expand or limit the parties’ respective obligations with respect to the aforementioned agreements as set forth below.
     Sirius and Directed hereby agree as follows:
     1. Sirius Purchase. Sirius agrees to issue a Sirius PO for certain NFF Product that was in Directed’s inventory as of October 31, 2007, but for which no Sirius PO was issued pursuant to Section 7 of the NFF Letter Agreement. The Sirius PO is attached hereto as Exhibit A. The terms of Sirius’ purchase of such inventory shall be governed by Section 4 of the NFF Letter Agreement with the caveat that the first sentence of Section 4 shall not apply.
     2. Post-January 1, 2008 Product Returns. Sirius confirms that Sirius shall issue Sirius POs for all Core Products returned to Directed by Authorized Dealers on or after January 1, 2008, subject to the terms of this Letter Agreement and Section 3.09 of the Agreement.
     3. Commercially Reasonable Efforts re: Product Returns. (a) Section 3(a) of the NFF Letter Agreement and Section 3.09(b) of the Agreement each require that Directed

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use “all commercially reasonable efforts” to ensure that Core Products returned to Directed by Approved Dealers adhere to the provisions set forth in Sirius’ applicable written consumer warranty statement. Sirius agrees that the actions that Directed has taken since September 5, 2007, including but not limited to returning Core Products to Approved Dealers and documenting the ESN and reason for each Core Product return, satisfies the “all commercially reasonable efforts” requirement.
     (b) Sirius agrees that, in the absence of other documentation, Core Product received by Directed within the applicable Warranty period [***] shall be considered returned to the Approved Dealer by the consumer within the applicable Warranty period pursuant to Section 3.09(b) of the Agreement.
     (c) Unless included on the then current Products Ineligible For Returns list, if it is determined using the Sirius [***] as set forth in Section 3.09(b)(i) of the Agreement that a Core Product has [***], Directed will segregate such Core Product, package it to preserve the [***], and identify it as [***] Such Core Product shall be purchased by Sirius as set forth in Section 3.09(d) of the Agreement.
     (d) For all Core Products [***], Sirius shall purchase such Core Products from Directed pursuant to the terms of Sections 3.09(d), (e) and (f) of the Agreement with the caveat that the first sentence of Section 3.09(d) shall not apply. Sirius’ obligation under this Section 3(d) shall apply to all such Core Product returned to Directed since [***].
     (e) Directed shall not be required to use “commercially reasonable efforts” to ensure that Core Products returned to Directed [***] and any other [***] that may be mutually agreed from time to time in writing by the parties (collectively, “[***]”) adhere to the provisions set forth in Sirius’ applicable written consumer warranty statement. Sirius agrees to purchase all returned Core Products returned from the [***], regardless of the [***] of the Core Products, pursuant to the terms of Sections 3.09(d), (e) and (f) of the Agreement with the caveat that the first sentence of Section 3.09(d) shall not apply.
     4. Product Sales to Select Retailers. (a) Directed’s costs for purchase of Core Products from Authorized Manufacturers shall remain as set forth in Sections 3.03(b) and 3.03(c) of the Agreement; provided that Directed shall sell Core Products to the [***] at a price at which Directed will realize a [***]. Notwithstanding anything to the contrary herein, Directed shall have the discretion to set the wholesale price of the Core Product. Within [***] of the end of each month, Directed shall [***] Sirius the difference between the [***] described in Sections 3.03(b) and 3.03(c) and the [***],

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conditioned upon receipt of each respective monthly Sirius PO pursuant to Section 3.09(d) of the Agreement.
     (b) In addition to the reporting required by Section 3.12 of the Agreement, Directed shall provide a report the shows the total net dollar sales of Core Products to [***]. This report will be used to calculate the payment described in Section 4(a) herein.
     5. [***]. Directed shall not be obligated to issue to Sirius [***] as required by Section 4(a) of the NFF Letter Agreement and Section 3.09(d) of the Agreement for Core Products [***] and the [***]; provided that Directed shall continue recording the [***] for record keeping purposes as required by Section 4(a) of the NFF Letter Agreement and Section 3.09(d) of the Agreement.
     6. Payment Terms; Interest. (a) Directed shall extend to Sirius [***] payment terms on all purchase orders placed by Sirius.
     (b) Except with respect to [***] that are to be [***] to Sirius pursuant to Sections 7(b) and (c) herein, Sirius shall extend to Directed Net 45 payment terms on any payments pursuant to this Letter Agreement and the Agreement, including but not limited to any [***] payment.
     (c) Sirius and Directed may charge one another interest at the rate of [***] for any undisputed payment owed pursuant to the NFF Letter Agreement or the Agreement that is paid more than [***] after its due date.
     (d) In the event any dispute exists with respect to any payments or credits due pursuant to any agreement, including but not limited to the NFF Letter Agreement, the Agreement and this Letter Agreement, (A) the payor shall pay all undisputed amounts within the time specified in the applicable terms herein, (B) the parties shall work together in good faith to resolve any disputes in an expeditious manner and (C) the payor shall pay any amount that is no longer in dispute within [***] after such dispute is resolved.
     7. [***]. (a) Pursuant to Section 3.09(g) of the Agreement, Sirius has established with [***] the right for Sirius to directly return all defective Core Product directly to the applicable Authorized Manufacturer for credit. Directed shall have no further obligation with respect to such defective Core Product.
     (b) With respect to [***] , if Sirius returns to Directed any [***] for the purpose of returning such [***] , Directed will make a good faith effort to obtain a return authorization for credit. If [***] refuses to issue such return authorization within 30 days, then Directed shall return such [***] to Sirius. Directed’s sole obligation with respect to any [***] issued by [***]

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for the return for [***] shall be to [***] such [***] to Sirius within [***] of Directed’s receipt of a [***]. Sirius shall reconcile directly with [***] any dispute regarding the return of [***].
     (c) Directed affirms that, for all [***] returned by Sirius or its authorized agent to Directed that Directed returned to Authorized Manufacturers prior to the date hereof, it is obligated to[***] to Sirius within [***] of Directed’s receipt of a [***] from the Authorized Manufacturer for such [***]. Directed’s sole obligation will be to [***] from the Authorized Manufacturer and it shall have no further obligation with respect to such [***]. Sirius shall reconcile directly with each respective Authorized Manufacturer any dispute regarding the return of [***] to the Authorized Manufacturer.
     8. [***] . Provided that by [***] the Term of the Agreement is not extended beyond January 31, 2009, Sirius and Directed shall agree on a process by [***] for efficiently [***] the Agreement upon its expiration as required by Section 9.04(b) of the Agreement.
     9. Receipt of [***] Inventory. Section 3.07 of the Agreement states that “In the event that any Core Products purchased by Directed under a [***] are not shipped to a customer within [***] of receipt by Directed, Sirius shall purchase such Core Products from Directed at [***] offered by the applicable [***] .” For purposes of interpretation thereof, Directed and Sirius agree that “receipt by Directed” shall mean the date Directed assumes title of the Core Products plus [***] .
     10. Term of Agreement. The Term of the Agreement is hereby extended to January 31, 2009.
     11. No Other Amendments. Except as expressly amended, modified and supplemented by this Letter Agreement, the provisions of the NFF Letter Agreement and the Agreement are and shall remain in full force and effect. In the event of a conflict between the NFF Letter Agreement, the Agreement and this Letter Agreement, this Letter Agreement shall be superior and controlling.
     12. Counterparts. This Letter Agreement may be executed by the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Letter Agreement may be delivered by facsimile transmission and shall be effective upon receipt of such facsimile by the other party.
     13. Integration. This Letter Agreement, along with the NFF Letter Agreement and the Agreement, represents the entire agreement of Sirius and Directed with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the parties hereto relative to the subject matter hereof that are not expressly set forth or referred to herein.
     Please indicate your acceptance with the terms of this Letter Agreement by signing in the space below.

Sincerely,

SIRIUS SATELLITE RADIO INC.

By:	/s/ Robert F. Law 04/23/08
Robert F. Law
Senior Vice President and General Manager,
Consumer Electronics Division

Accepted and Agreed:

DIRECTED ELECTRONICS INC.

By:	/s/ Jim Minarik 04/23/2008
Jim Minarik
President and CEO

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EXHIBIT A
Purchase Orders
     Requisition Lines

						Price
Line	Item Description	Supplier	Cost Center	Unit	Quantity	(USD)	Total (USD)
1	[***]	DEI	4655	EACH	[***]	[***]	[***]
2	[***]	DEI	4655	EACH	[***]	[***]	[***]
3	[***]	DEI	4655	EACH	[***]	[***]	[***]
4	[***]	DEI	4655	EACH	[***]	[***]	[***]
5	[***]	DEI	4655	EACH	[***]	[***]	[***]
6	[***]	DEI	4655	EACH	[***]	[***]	[***]
7	[***]	DEI	4655	EACH	[***]	[***]	[***]
8	[***]	DEI	4655	EACH	[***]	[***]	[***]
9	[***]	DEI	4655	EACH	[***]	[***]	[***]
10	[***]	DEI	4655	EACH	[***]	[***]	[***]
11	[***]	DEI	4655	EACH	[***]	[***]	[***]